UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 15, 2006
GLOBAL GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	02-69494 (Commission File Number)	13-3025550 (IRS Employer Identification Number)
45 EAST PUTNAM AVENUE, GREENWICH, CONNECTICUT     06830
(Address of Principal Executive Offices)                    (Zip Code)
Registrant’s telephone number, including area code (203) 422-2300
     Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-16: LETTER FROM ALLEN G. ROTH P.A.

     This 8-K/A amends the 8-K, dated May 17, 2006, filed by the Registrant as follows:
Item 4.01          Changes in Registrant’s Certifying Accountant
     On May 10, 2006, the Audit Committee of Global Gold Corporation (“the Company”) approved the engagement of Sherb & Co., LLP as the Company’s independent auditors for the fiscal year 2006 and dismissed Allen G. Roth P.A., effective May 15, 2006. Due to the growth of the Company and the increased complexity of its operation, the Audit Committee decided to seek a firm with broader experience and capacity to audit the Company’s financial statements. The appointment of Sherb & Co, LLP will be effective on May 15, 2006. Sherb & Co will continue to rely on Grant Thornton Amyot LLC as the auditors for GGLLC, Mego Gold LLC and SHA LLC, subsidiaries of the Company.
     The audit reports of Allen G. Roth P.A. on the financial statements of the Company as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Allen G. Roth P.A. on the financial statements of the Company as of and for the year ended December 31, 2005 noted that such financials were prepared assuming that the Company would continue as a going concern and did not include adjustments that might be necessary should the Company be unable to continue as a going concern. Subsequent to December 31, 2005, the Company has raised an additional $13,000,000 of equity capital in a private placement and accordingly believes that it has addressed the going concern issue.
     In connection with the audits of the two fiscal years ended December 31, 2005 and 2004, and in the subsequent interim period through May 15, 2006, there have been no (1) disagreements with Allen G. Roth P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Allen G. Roth P.A., would have caused Allen G. Roth P.A. to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as described under Item 304(a)(1)(iv)(c) of Regulation S-B.
     The Company has requested Allen G. Roth P.A. to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.
     During the two most recent fiscal years ended December 31, 2005 and December 31, 2004, and in the subsequent interim period through May 15, 2006, the Company did not consult with Sherb & Co., LLP regarding any of the matters or events set forth in Item 304(E)(2)(i) and (ii) of Regulation S-B.
Item 9.01          Financial Statements and Exhibits

Exhibit No.	Description
16	Letter from Allen G. Roth P.A., dated June 7, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GLOBAL GOLD CORPORATION
By:	/s/ Drury Gallagher
	Name:	Drury J. Gallagher
	Title:	Chairman, Chief Executive Officer and Treasurer

Dated: June 7, 2006